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                                                                  Execution Copy

Exhibit 10.12

                   AMENDED AND RESTATED TAX SHARING AGREEMENT

      THIS AMENDED AND RESTATED TAX SHARING AGREEMENT (the "Agreement"), dated as of October 20, 1999, as amended and restated as of March 27, 2000, and as further amended and restated as of November 9, 2000 is by and among FairPoint Communications, Inc., a Delaware corporation ("FairPoint"), and its Subsidiaries, whether presently existing or hereafter acquired (see Attachment 1 for Subsidiaries existing as of this date), as are or shall be part of the "Affiliated Group" as hereinafter defined (hereinafter referred to individually as "Subsidiary" and collectively as "Subsidiaries").

                                   WITNESSETH:

      WHEREAS, FairPoint and Subsidiaries are members of an affiliated group ("Group") as defined in I.R.C. Section 1504(a); and

      WHEREAS, FairPoint and the Subsidiaries will file consolidated Federal income Tax returns ("Federal Consolidated Returns") and, at FairPoint's option, may (or, if otherwise required by law, will) file consolidated, combined and/or unitary Tax returns for state, local and/or foreign Tax purposes ("Other Consolidated Returns," and, collectively with Federal Consolidated Returns, "Consolidated Returns"); and

      WHEREAS, it is the intent and desire of the parties hereto that a method be established for allocating the Group's Tax liability among its members; for reimbursing FairPoint and/or other members for the payment of any such Tax liability; and for reimbursing members for the use of any Tax Attribute (as hereinafter defined) that reduces the Group's Tax liability otherwise payable.
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      NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, the parties hereto agree as follows:

1. Definitions.

2. "Tax" means any form of taxation, wherever created or imposed, and whenever imposed by a national, municipal, governmental, state, federal, foreign, or other body (a "Taxing Authority"), and without limiting the generality of the foregoing, shall include any net income, alternative or add-on minimum tax, gross income, sales, use, ad valorem, gross receipts, value added, franchise, profits, license, transfer, recording, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profit, custom duty, or other tax, government fee or other like assessment or charge of any kind whatsoever, together with any related interest, penalties, or other additions to tax, or additional amount imposed by any such Taxing Authority.

3. "Tax Attribute" means any net operating loss, net capital loss, excess charitable contribution, foreign Tax credit, investment Tax credit or other similar item.

4. Filing of Consolidated Returns. FairPoint will file, and the Subsidiaries agree to join in the filing of, a Federal Consolidated Return for any taxable year (or portion thereof) for which such corporations are permitted or required to file a Federal Consolidated Return. In addition, each of the Subsidiaries agrees, at FairPoint's direction, to join in any Other Consolidated Return for any taxable year (or portion thereof) for which such corporations are permitted or required to file a Consolidated Return.


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5. Cooperation on Consolidated Return Matters. The Subsidiaries hereby designate
FairPoint (or FairPoint's designee) as their agent for the purpose of taking any and all action necessary or incidental to the filing of Consolidated Returns.
The Subsidiaries agree to furnish FairPoint with any and all information (including, without limitation, the Subsidiaries' pro-forma consolidated Tax returns with supporting separate company pro-forma Tax returns) in the manner and format requested by FairPoint in order to carry out the provisions of this Agreement; to cooperate with FairPoint in any Tax return or consent contemplated by this Agreement; to take such action with respect to such returns as FairPoint may request, including, without limitation, the filing of all elections and the filing of all requests for the extension of time within which to file Tax returns; to cooperate in connection with any audit or refund claim; and to undertake all of the foregoing obligations on a timely basis as requested by FairPoint.

6. Apportionment of Taxes. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, each Subsidiary shall be apportioned an amount equal to the lesser of (a) the federal income taxes that the Subsidiary would be required to pay with respect to such taxable year if the Subsidiary had filed a separate federal income tax return for the current year and all prior taxable years (collectively, the "Separate Federal Income Tax Liability"), and (b) the amount determined under Treasury Regulations ss. 1.1552-1(a)(1) in accordance with the ratio which that portion of the consolidated taxable income attributable to each member of the Group having taxable income bears to the total consolidated taxable income.

7. Payment of Taxes. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, FairPoint shall prepare or cause to be prepared the Federal Consolidated Return of the Group and shall pay all Taxes (including any penalties, fines, interest or other additions thereto) reported on such


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Federal Consolidated Return to the relevant Taxing Authority. At least thirty
(30) business days after the due date of any payment FairPoint is required to make to any Taxing Authority of any Taxes due with respect to a Federal Consolidated Return of the Group (including, without limitation, estimated Tax payments, extension Tax payments, deposits and Tax payments due with a Consolidated Return), each Subsidiary that is included in such Federal Consolidated Return shall pay to FairPoint an amount equal to its share of the consolidated federal income Tax liability of the Group as determined under clause (a) or (b) of Section 6 as the case may be of this Agreement.

8. Tax Benefit. FairPoint has made an election on the Group's first Federal Consolidated Return in the manner specified in Treasury Regulations ss. 1.1502-33(d)(5) that the method described in Treasury Regulations ss. 1.1502-33(d)(3) be applied to the Group with respect to additional allocations of income Tax liability for each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement. Pursuant to Treasury Regulations ss. 1.1502-33(d)(3), an additional liability will be allocated to each member of the Group that, as a result of any Tax Attribute arising from or generated by the activities of another member with respect to a taxable period (or portion thereof) for which a Federal Consolidated Return was filed, has an allocated Tax liability as determined under Section 6 of this Agreement that is less than its Separate Federal Income Tax Liability. The additional Tax liability allocated to such member shall be equal to 100 percent of the excess, if any, of (i) the Separate Federal Income Tax Liability of such member for the taxable year, over (ii) the allocated Tax liability as determined under Section 6 above. The total of any additional amounts determined in this
Section 8 shall be paid to FairPoint and FairPoint shall immediately remit any payments that it receives to the member that generated such Tax Attribute to which such total is attributable or retain such amounts to which it is entitled based on its


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

Separate Federal Income Tax Liability. Any such payment shall be made pursuant to a consistent method which reasonably reflects such items and which is substantiated by specific records maintained by the Group for such purposes.

9. Alternative Minimum Tax. FairPoint and Subsidiaries agree that, in any taxable year in which any consolidated alternative minimum tax liability (AMT) is imposed on the Group by Section 55 of the Internal Revenue Code of 1986, as amended, FairPoint will pay the AMT and not be reimbursed by the Subsidiaries for their proportionate share.

10. Alternative Minimum Tax Credit. FairPoint and Subsidiaries agree that in any taxable year in which the Group reduces its consolidated regular federal income tax liability by the minimum tax credit provided under Section 53 of the Internal Revenue Code of 1986, as amended, FairPoint will be entitled to retain all the reduction of the regular tax liability and will not reimburse the Subsidiaries for their proportionate share.

11. Subsequent Adjustments. If for any taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, the Federal income Tax liability of the Group as reported on such Federal Consolidated Return is adjusted, including, without limitation, by means of an amended Tax return, a claim for refund, notification of audit changes, or an audit by the relevant Taxing Authority, then the liabilities of FairPoint and each Subsidiary that is included in such Federal Consolidated Return shall be recomputed under the relevant sections of this Agreement to give effect to those adjustments as if such adjustments had been part of the original determination of the Group's consolidated Federal income Tax liability. In the case of a refund, FairPoint shall make payment to each such Subsidiary of its share of the refund within thirty (30) business days after the refund is received by FairPoint and, in the case of an increase in Tax liability, each such Subsidiary shall pay to FairPoint its allocable share of such increased Tax liability at least thirty (30) business days after the date on which FairPoint


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pays such liability to the relevant Taxing Authority. If any interest is to be paid or received as a result of any Tax deficiency or refund, that interest shall be allocated to FairPoint and each Subsidiary that is included in such Federal Consolidated Return in the ratio that each such member's positive change in income Tax liability bears to the total change in the income Tax liability of the Group. If any penalty is to be paid or received as a result of any Tax deficiency or refund, that penalty shall be allocated to the member whose income resulted in the imposition of such penalty.

12. Election for Computing Earnings and Profits. For each taxable period (or portion thereof) for which a Federal Consolidated Return is filed pursuant to this Agreement, FairPoint shall elect (if necessary) in the manner specified in Treasury Regulations ss. 1.1552-1(c) that the Group's consolidated Federal income Tax liability be apportioned for purposes of computing earnings and profits in accordance with the method provided in Section 1552(a)(1) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations ss. 1.1552-1(a)(1).

13. Other Tax Items. This Agreement shall not apply with respect to the carryback of any Tax Attribute generated by a party and attributable to a taxable period beginning after the date hereof in which such party is not a member of the relevant Group.

14. Other Consolidated Returns. The Subsidiaries agree, at the request of FairPoint, to join with FairPoint (or any direct or indirect subsidiary of FairPoint (if relevant)) in any Other Consolidated Return for any taxable period (or portion thereof) for which FairPoint (or any direct or indirect subsidiary of FairPoint (if any)) elects to file an Other Consolidated Return that includes such Subsidiaries. If at any time subsequent to the date hereof, the liability for any state, local or foreign income, franchise or other Tax of FairPoint, the Subsidiaries and/or any other affiliated corporation (if any) is determined on a unitary, consolidated, group or combined basis (or any member becomes responsible


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for the payment of any such Tax), this Agreement shall be applied to such state, local or foreign income, franchise or other Tax in like manner as it is applied to matters relating to Federal income Taxes, after taking into consideration the extent to which each party has been included in an Other Consolidated Return that relates to those Taxes and other relevant issues.

15. Disputes. Any dispute concerning the interpretation of a Section or an amount of payment due under this Agreement shall be resolved by FairPoint in its reasonable discretion.

16. Successors. A party's rights and obligations under this Agreement may not be assigned without the prior written consent of the other parties to this Agreement. This Agreement shall be binding upon and inure to the benefit of any successor to any party hereto.

17. Additional Subsidiaries. It is understood and agreed that any subsidiary of FairPoint that is created after the date hereof shall automatically become a Subsidiary hereunder by executing a counterpart hereof and delivering the same to FairPoint.

18. Exclusive Agreement. This Agreement embodies the entire understanding among the parties as to the subject matter hereof, and no change or modification may be made except in writing by each of the parties.

19. Waivers. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

20. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


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

21. Choice of Law; Amendments; Headings; Jurisdiction. This Agreement shall be governed by the internal laws of the State of North Carolina. This Agreement may not be amended or modified orally. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.


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

                                  Attachment 1

      IN WITNESS WHEREOF, the undersigned have executed this Tax Sharing Agreement as of the date first written above.

FAIRPOINT COMMUNICATIONS, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


ST ENTERPRISES, LTD.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


SUNFLOWER TELEPHONE COMPANY, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


NORTHLAND TELEPHONE COMPANY OF VERMONT

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


NORTHLAND TELEPHONE COMPANY OF MAINE, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


ST COMMUNICATIONS, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


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

ST COMPUTER RESOURCES, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


ST LONG DISTANCE, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


ST BROADCASTING

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


MJD VENTURES, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


SIDNEY TELEPHONE COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


C-R COMMUNICATIONS, INC. AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


TACONIC TELEPHONE CORP. AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


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

ELLENSBURG TELEPHONE COMPANY AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


UTILITIES, INC. AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


CHOUTEAU TELEPHONE COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


TELEPHONE SERVICES COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


COLUMBUS GROVE TELEPHONE COMPANY AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


CHAUTAUQUA & ERIE TELEPHONE CORPORATION AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


MJD SERVICES CORP.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


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

BLUESTEM TELEPHONE COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


COLUMBINE TELEPHONE COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


BIG SANDY TELECOM, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


ODIN TELEPHONE EXCHANGE, INC.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


KADOKA TELEPHONE COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


RAVENSWOOD COMMINICATIONS, INC. AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


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

ARMOUR INDEPENDENT TELPHONE CO. AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


WMW CABLE TV CO.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


UNION TELEPHONE COMPANY OF HARTFORD AND SUBSIDIARIES

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


YATES CITY TELEPHONE COMPANY

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


MJD HOLDINGS CORP.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


FAIRPOINT COMMUNICATIONS SOLUTIONS CORP. - NEW YORK

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


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

FAIRPOINT COMMUNICATIONS SOLUTIONS CORP. - VIRGINIA

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


FAIRPOINT SOLUTIONS CAPITAL, LLC

By: FairPoint Communications Solutions Corp.,
     its Manager

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


MJD CAPITAL CORP.

By: /s/ Timothy W. Henry
   --------------------------------
   Name:  Timothy W. Henry
   Title: Vice President of Finance and Treasurer


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